ONCOCYTE™

WHERE TOMORROW LIVES.







We are building a global oncology content company with an expanding portfolio of high value molecular tests, that help physicians and patients make informed care decisions to improve outcomes, reduce overall cost of care and drive significant returns for our shareholders.

Addressing Unmet Needs Across The Lung Cancer Continuum

	Screening	Stratification	Therapy Selection (Chemo)	Therapy Selection (Immune Onc)	Therapy selection (Targeted)	Reflex Testing
	Is there a suspicion of cancer?	Should I biopsy the suspicious lung nodule?	Should I give adjuvant chemo?	Should I give an Immune Therapy?	Should give Targeted therapy?	Is the treatment effective? Is the cancer coming back?
Reimbursement	$200	$3500	$3500	$3000	+ $500	$250 - 500
Sample Type	Blood/Saliva	Blood	Tissue	Tissue	Tissue/Blood	Blood
Product Pipeline	ONCOCYTE (License Deal for Immune Response Markers)	DetermaVu lung; DETERMA Dx	RAZORGENOMICS; DETERMA Rx	INSIGHT GENETICS; DETERMA IO	ThermoFisher SCIENTIFIC + DETERMA Tx	ONCOCYTE (OCX R&D)
US Market Size	$2B+	$1.8B-$4.1B	$140M	$2B clinical $400M Pharma	+ $1.5B+	$3.75B+

The Determa family of tests uniquely positions Oncocyte to provide a comprehensive report offering the critical molecular information a physician needs to identify the appropriate course of therapy for lung cancer patients…from one lab utilizing < 10ng of extracted DNA/RNA and all within 5-7 days!

Opportunity Selection and Lung Opportunity

- High degree of scientific confidence
- Serve clinical oncology (focus on lung)
- Reimbursable content, or developing content with market predicate
- Area of high unmet clinical need
- High margin
- LDT US, potential to "kit" for ROW

Lung Play Advantages
Builds toward OCX as one-stop shop for lung cancer diagnostics
Economy of scale – leverages OCX sales team, commercial infrastructure
Additional assay for specialized sales force
Reps become trusted partners of lung cancer specialists
Simplified ordering process with single lab service for all requests
Development expertise in lung cancer biomarkers
Clinical trials recruitment expertise
Strong KOL representation

Insight Genetics met all of our rigorous criteria for opportunity selection

Insight Acquisition Establishes Oncocyte as a Leader in Lung Cancer Diagnostics



INSIGHT GENETICS
DETERMA IO
DETERMA Rx
Intermediate Risk Nodules
Confirmatory Test
Suspicious Nodules
Biopsy
Malignant
Benign
Resection Stage I & IIA NSCLC
Intermediate/ High Risk
Low Risk
Adjuvant Chemotherapy
CT Surveillance
Recurrent or Advanced Cancer
Likely Responder
PD1/PD-L1 Treatment
Alternative Treatment Strategy
Likely Benign Nodules
CT Surveillance

DETERMA Dx
US TAM: $1.8B

US TAM: >$140M

US TAM: >$2.2B clinical + $400M Pharma

Oncocyte will be the only company to offer a complete testing solution from diagnosis through treatment selection, across all stages of lung cancer

Insight Genetics

Innovating novel precision medicine solutions and delivering unparalleled pharma and clinical testing services



- Full-service precision medicine company founded in 2007
- Novel proprietary **Immuno-oncology** assay. Outperforms current biomarkers PD-L1/TMB in identifying responders to PD-L1/PD-L1 inhibitors –

  $2.2B clinical + **$400M (~ 3000 active clinical trials)** pharma opportunity
- Qualified by multiple **Top 20 pharma and diagnostics companies** for prospective clinical trials
- CLIA ready assays for **200+ Targeted therapy** (ALK, ROS1, RET, NTRK) clinical trials
- Track record of developing **novel clinically actionable assays**. Founding CSO, Dr. Stephan Morris, discovered the ALK gene, leading to the *Insight ALK Screen*, **distributed globally by QIAGEN** for Lung cancer.

Significant Unmet Need for Better Predictive for Immune Oncology Drugs

- **750K** cancer pts eligible for immune therapy, only 12.5% patients respond to treatment (JAMA 2019)
- Potential for unpredictable and fatal toxicity and high treatment cost **(>$250K)** makes this untenable
- Standard of care biomarkers (PD-L1, TMB) barely better than a coin flip in identifying responders
- ***TMB remains controversial "No significant association between tTMB and the efficacy of pembrolizumab plus chemotherapy in clinical trials" (ESMO 2019)***
- Other limiting factors for tissue TMB include significant tissue requirements, long turnaround time, cost, wide genomic heterogeneity of tumors, and varying testing platforms



A
PD-L1 Expression (%)
Mutations/Mb
B
PD-L1 Expression (%)
FGA
C
Mutations/Mb (AUC, 0.601)
PD-L1 expression (AUC, 0.646)
Sensitivity
1-Specificity
D
50.0% (10 of 20)
35.3% (6 of 17)
29.4% (5 of 17)
18.2% (4 of 22)
NDB
DCB
TMB high PD-L1 high
TMB low PD-L1 high
TMB high PD-L1 low
TMB low PD-L1 low

Comparison of programmed death-ligand 1 (PD-L1) expression with tumor mutation burden (TMB) and fraction of copy number–alteration genome (FGA). (A) Scatter plot of TMB and PD-L1 expression. TMB does not correlate with percent PD-L1 expression (n = 84; Spearman ρ = 0.192; P = .081). Dots represent individual tumors, and the line represents the best fit. (B) Scatter plot of FGA versus percent PD-L1 expression. No correlation exists between FGA and PD-L1 expression (n = 84; Spearman ρ = 0.127; P = .25). Dots represent individual tumors. (C) Receiver operating characteristic curve of sensitivity versus 1-specificity of durable clinical benefit (DCB) at varying levels of TMB (area under the curve [AUC], 0.601; P = .078) and PD-L1 expression (AUC, 0.646; P = .014). Results depict only those patients with available data for both TMB and PD-L1 (n = 84). (D) A histogram depicts the proportion of DCB among patients in groups defined by a composite variable of TMB (stratified above and below the median as low *v* high) and PD-L1 expression (stratified into 0% or ≥ 1% groups as low *v* high). Rate of DCB is lowest in patients low for both variables (18%), intermediate in patients high for one variable (29% to 35%), and highest in patients high for both variables (50%). Error bars show the SE of the percentage. Mb, megabase

Tumor Mutation Burden: Leading Immunotherapy to the Era of Precision Medicine? Conor E. Steuer and Suresh S. Ramalingam, Journal of Clinical Oncology 2018 36:7, 631-632

Molecular Determinants of Response to Anti–Programmed Cell Death (PD)-1 and Anti–Programmed Death-Ligand 1 (PD-L1) Blockade in Patients With Non–Small-Cell Lung Cancer Profiled With Targeted Next-Generation Sequencing, Hira Rizvi, Francisco Sanchez-Vega, Konnor La, ... Nikolaus Schultz, and Matthew D. Hellmann, Journal of Clinical Oncology 2018 36:7, 633-641

ONCOCYTE

Insight IO Panel – Performance in NSCLC (SITC 2019)



Average IM Score for Objective Response
P-value (spearman) <0.001.
P < 0.001
IM Score
Cutoff = 0.09
-0.06
-0.04
0.14
0.33
Progressive Disease
Stable Disease
Partial Response
Complete Response
Objective Response
Average PD-L1 Staining for Objective Response
P-value 0.20
PD-L1 % Staining
20.4 %
41.5 %
44.7 %
47.8 %
Cutoff = 1%
PD
SD
PR
CR
Objective Response
Average TMB for Objective Response
P-value 0.999
Tumor Mutation Burden
8.5
10.2
14.6
12.1
Cutoff = 10
P = 1
PD
SD
PR
CR
Objective Response

- *IM test outperformed PD-L1 and TMB in predicting IO responders as well as non responders .*
- *Superior performance for three on-market IO drugs: Merck's Keytruda (Pembrolizumab), BMS' Opdivo (Nivolumab), AstraZeneca's IMFINZI (Durvalumab)*
- *Meets low sample requirement (<10 ng RNA), and rapid turnaround (5 days); critical for adoption*

Insight Genetics Proprietary IO Product Pipeline Seeks to Address this Unmet Need

Product	Stage of Development	Initial Indication	Future Indications	Next Study
IM (30 genes; qPCR)	Final Validation	TNBC; NSCLC	IO Diseases*	ARTEMIS (MD Anderson)
TNBC PARPi (101 genes; NGS)	Initial Validation	TNBC	Ovarian	ARTEMIS (MD Anderson)
TNBC anti-AR (101 genes; NGS)	Initial Validation	TNBC	Prostate	ARTEMIS (MD Anderson)
M (30 genes; qPCR)	Hypothesis Testing	NSCLC	IO Diseases*	ARTEMIS (MD Anderson)

- ***qPCR and NGS assays incorporating proprietary algorithms; FFPE from biopsies***
- ***Significant interest from pharma for both TNBC and NSCLC .***
- ***Accelerated path to clinical use and reimbursement via validation on retrospective samples***

*Any disease where an IO drug is prescribed

Insight TNBC Assay – Performance

Clinical Evidence	
• **BL1** Patients respond favorably to taxane treatment; • **BL2** patients respond poorly	Masuda 2013; Ring 2016
• **BL1** patients may respond to PARP inhibitors	Severson 2015
• **M** patients may respond to PARP inhibitors	Severson 2015
• **M** patients may be resistant to IO therapies	Hugo 2016
• **LAR** patients may respond to AR antagonists	Wathieu 2017; Lehmann 2011

Analytical Validation Summary	
Sample Type	Formalin-fixed, paraffin-embedded tissue (> 30% tumor)
Sample Input	Minimum of three 5 micron sections
RNA Input	100 ng
Analytical Accuracy	98.1% (91.2)
Precision	4.8%
Analytical Sensitivity at LoD (2M PF reads)	100% (96.5)

BL1 and BL2: Differential response to Taxanes

- As seen by Masuda (2013) and IG's own research (Ring, 2016)
- **BL1** predicts favorable response to taxanes
- **BL2** predicts poor response to taxanes


GSE20566 TNBCtype
BL1
BL2
Distant relapse free survival
1.0
0.8
0.6
0.4
0.2
0.0
0
1
2
3
4
5
6
7
Time (years)
p= 0.0195

Full Service for Pharma & Biotech Partners

Uniquely Positioned to Provide Solutions from Innovation and Early Development through Clinical Application



Biomarker and Novel Content
Assay Design and Development
Assay Validation
Clinical Trial Services
Regulatory Excellence
Commercial Partnership
INSIGHT GENETICS

- **Insight has development expertise across the spectrum of molecular platforms and technologies (singleplex, multiplex, NGS)**
- **Adds strength to Oncocyte's future development of "Multi-omics" assays**
- **Existing contracts for clinical trial testing and regulatory submission support scheduled to proceed through 2021-2022.**

Insight Genetics Regulatory and Quality Approvals Allow For Pharma and BioTech Engagement

Current Audits and Certifications:

Insight Genetics, Inc.

- All assays designed according to the Clinical and Laboratory Standards Institute guidelines.
- ISO 9001 2015 Certification (current; established 2013)
- Approved Class A supplier for QIAGEN (current; est. 2013)
  - Allows for Assay Development and Verification Activities
- Good Clinical Practice (GCP) Compliance (since 2017)
- QIAGEN designated Insight Genetics to be one of five commercial laboratories to test Therascreen, the companion diagnostic to Janssen's BALVERSA™ (erdafitinib).
- Performed proprietary assays to qualify patients for clinical trials for 2 of the Top 10 companies (ELI LILLY and BI NEED PERMISSION)
- Incorporates 21 CFR 820 practices by adherence to design control protocols.
  - CLIA certification 2013
  - CAP accreditation 2016

Insight Genetics is a fully functional Pharma Services Lab with all certifications to support immediate outreach to our pharma network and support FDA Trials

Insight Genetics Investment Summary

- Full-service precision oncology company – novel biomarker development, assay dev and validation, clinical trials, regulatory submission
- Proprietary Immune-oncology gene expression test targeting a $2B **clinical** and $400M **(3000 active global clinical trials)** pharma opportunity
  - **Outperforms PD-L1/TMB** in identifying responders to PD-1/PD-L1 therapies
  - Pan cancer potential; current data in TNBC and NSCLC
  - Performance established for **three on-market IO drugs**: Merck's Keytruda (Pembrolizumab), BMS' Opdivo (Nivolumab), AstraZeneca's IMFINZI (Durvalumab)
  - Significant Pharma interest.
- Proprietary TNBC Subclassification gene expression test in trials with MD Anderson and ARTEMIS – trial endpoints focused on selection of patients for various therapies
- Clinical lab (CLIA/CAP) laboratory qualified by **multiple Top 20 pharma and diagnostics companies** for prospective clinical trials
- CLIA ready assays for **200+ Targeted therapy** (ALK, ROS1, RET, NTRK) clinical trials

CONTACT US

Oncocyte.com